UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2012

EPAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35418	223536104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202
Newtown, Pennsylvania		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by EPAM Systems, Inc. (“EPAM”), dated March 27, 2012, reporting EPAM’s financial results for the quarter and year ended December 31, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by EPAM Systems, Inc. dated March 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM SYSTEMS, INC.

Date:	March 27, 2012	By:	/s/ ILYA CANTOR
			Name:	Ilya Cantor
			Title:	Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

99.1	Press Release issued by EPAM Systems, Inc. dated March 27, 2012.